                                                                   EXHIBIT 10.39


                     AMENDMENT NO. 14 TO THE LOAN DOCUMENTS

                  AMENDMENT NO. 14 TO THE LOAN DOCUMENTS dated as of December 16, 1999, to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, and Amendment No. 13 to the Loan Documents dated as of November 5, 1999 the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.; "BOFA"), as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as the Arranger therefor, and BofA, as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

                  (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement as provided herein.

                  (2) The Lender Parties have indicated their willingness to agree to amend the Credit Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended to read as follows:

                  (a) Section 1.01 is hereby amended to amend the definition of "California Transition Plan" to delete the date "December 31, 1999" in subclause
(D) thereof and to substitute therefor the new date "January 31, 2000, or such later date as may be approved by the Administrative Agent in writing".

                  (b) Section 2.05(b) is hereby amended to delete the date "December 31, 1999" in subclause (vii)(B) thereof and to substitute therefor the new date " January 31, 2000, or such later date as may be approved by the Administrative Agent in writing".

                  (c) Sections 5.02(b)(viii) and 5.02(e)(iii)(D) are hereby amended to delete the phrase ", as in effect on the Amendment No. 7 Effective Date" therefrom.

                  (d) Section 5.02(e)(iii)(E) is hereby amended in its entirety as follows:

         "(E) the Borrower in MPN and the other California Subsidiaries (I) with the proceeds of payments made by the Borrower under the MedPartners Funding Commitment, or (II) comprised of the issuance of the Letter of Credit in favor of the Special Monitor-Examiner (as defined in the California Settlement Agreement), with such Letter of Credit to (w) have a face amount not to exceed $25,000,000, (x) provide that no draws can be made thereunder prior to the adoption of the California Transition Plan other than draws in an aggregate amount of not more than $12,500,000 made in respect of those Managed Physician Practice Provider Claims (as defined in the California Settlement Agreement) that are specified in such Letter of Credit and (y) be otherwise as required under the California Settlement Agreement,".

                  SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

         (a) The Administrative Agent shall have received on or before 5:00 p.m. (Charlotte time) on December 29, 1999, (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) counterparts of the Consent attached hereto executed and delivered by each of the Loan Parties (other than the Borrower).

         (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

         (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

         (d) All of the reasonable fees and expenses of the Administrative Agent and the Arranger (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

                  The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and of Sugarman & Company LLP) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                      THE BORROWER

                                      CAREMARK RX, INC.
                                      (formerly known as MEDPARTNERS, INC.)


                                      By      /s/ James H. Dickerson, Jr.
                                           -------------------------------------
                                           Name:  James H. Dickerson, Jr.
                                           Title: EVP and CFO



                                      THE ADMINISTRATIVE AGENT

                                      BANK OF AMERICA, N.A.


                                      By      /s/ Michael D. Monte
                                           -------------------------------------
                                           Name:  Michael D. Monte
                                           Title: Managing Director

                                       THE LENDER PARTIES

                                       BANK OF AMERICA, N.A., as a Lender,
                                       the Swing Line Bank and the Issuing Bank


                                       By     /s/ Michael D. Monte
                                           -------------------------------------
                                           Name:  Michael D. Monte
                                           Title: Managing Director


                                       AMSOUTH BANK


                                       By     /s/ Allison J. Sanders
                                           -------------------------------------
                                           Name:  Allison J. Sanders
                                           Title: Vice President


                                       THE CHASE MANHATTAN BANK


                                       By     /s/ Dawn Lee Lum
                                           -------------------------------------
                                           Name:  Dawn Lee Lum
                                           Title: Vice President


                                       CITIBANK, N.A.


                                       By
                                           -------------------------------------
                                           Name:
                                           Title:


                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By     /s/ Henry J. Reukauf
                                           -------------------------------------
                                           Name:  Henry J. Reukauf
                                           Title: Vice President


                                       DEBT STRATEGIES FUND, INC.


                                       By
                                           -------------------------------------
                                           Name:
                                           Title:

                              THE FIRST NATIONAL BANK OF CHICAGO



                              By     /s/ L. Richard Schiller
                                  -------------------------------------
                                  Name:  L. Richard Schiller
                                  Title: Vice President


                              FIRST UNION NATIONAL BANK


                              By     /s/ Joyce L. Barry
                                  -------------------------------------
                                  Name:  Joyce L. Barry
                                  Title: SVP


                              FLOATING RATE PORTFOLIO
                              BY: INVESCO Senior Secured Management, Inc., as attorney in fact


                              By     /s/ Gregory Stoeckle
                                  -------------------------------------
                                  Name:  Gregory Stoeckle
                                  Title: Authorized Signatory


                              KZH HIGHLAND-2 LLC


                              By
                                  -------------------------------------
                                  Name:
                                  Title:


                              MERRILL LYNCH, PIERCE, FENNER &
                               SMITH INCORPORATED


                              By
                                  -------------------------------------
                                  Name:
                                  Title:

                              MERRILL LYNCH DEBT STRATEGIES
                               PORTFOLIO, INC.
                               BY: MERRILL LYNCH ASSET
                               MANAGEMENT L.P., as Investment Advisor


                              By
                                  -------------------------------------
                                  Name:
                                  Title:


                              MERRILL LYNCH GLOBAL INVESTMENT
                               SERIES: INCOME STRATEGIES PORTFOLIO
                               BY: MERRILL LYNCH ASSET MANAGEMENT,
                                   L.P., as Investment Advisor


                              By
                                  -------------------------------------
                                  Name:
                                  Title:


                              MERRILL LYNCH SENIOR FLOATING
                               RATE FUND, INC.


                              By
                                  -------------------------------------
                                  Name:
                                  Title:


                              MERRILL LYNCH PRIME RATE PORTFOLIO
                               BY: MERRILL LYNCH ASSET
                               MANAGEMENT, L.P., as Investment Advisor


                              By
                                  -------------------------------------
                                  Name:
                                  Title:


                              ML CBO IV (CAYMAN) LTD.
                               BY: HIGHLAND CAPITAL MANAGEMENT L.P.,
                                   as Collateral Manager


                              By
                                  -------------------------------------
                                  Name:
                                  Title:

                              ML CLO XX PILGRIM AMERICA
                               (CAYMAN) LTD.
                               BY:   PILGRIM INVESTMENTS, INC.,
                                     as Investment Manager


                              By
                                  -------------------------------------
                                  Name:
                                  Title:


                              MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK


                              By     /s/ Anna Marie Fallon
                                  -------------------------------------
                                  Name:  Anna Marie Fallon
                                  Title: Vice President


                              PAM CAPITAL FUNDING, LP
                               BY:   HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                        as Collateral Manager


                              By
                                  -------------------------------------
                                  Name:
                                  Title:


                              PAMCO CAYMAN, LTD.
                               BY: HIGHLAND CAPITAL  MANAGEMENT, L.P.,
                                       as Collateral Manager


                              By
                                  -------------------------------------
                                  Name:
                                  Title:


                              PILGRIM PRIME RATE TRUST
                               BY: PILGRIM INVESTMENTS, INC.,
                                       as Investment Manager


                              By
                                  -------------------------------------
                                  Name:
                                  Title:

                              SCOTIABANC INC.

                              By     /s/ Dana Maloney
                                  -------------------------------------
                                  Name:  Dana Maloney
                                  Title: Relationship Manager


                              SRV-HIGHLAND, INC.


                              By
                                  -------------------------------------
                                  Name:
                                  Title:


                              STEIN ROE & FARNHAM INCORPORATED,
                                     as Agent for KEYPORT LIFE INSURANCE
                                          COMPANY


                              By     /s/ Brian W. Good
                                  -------------------------------------
                                  Name:  Brian W. Good
                                  Title: Vice President & Portfolio Manager


                              TORONTO DOMINION (TEXAS), INC.


                              By     /s/ Sonja R. Jordan
                                  -------------------------------------
                                  Name:  Sonja R. Jordan
                                  Title: Vice President


                              TRANSAMERICA LIFE INSURANCE AND
                                    ANNUITY CO.


                              By
                                  -------------------------------------
                                  Name:
                                  Title:


                              TRANSAMERICA PREMIER HIGH YIELD FUND


                              By
                                  -------------------------------------
                                  Name:
                                  Title:

                              VAN KAMPEN PRIME RATE INCOME TRUST


                              By     /s/ Darvin D. Pierce
                                  -------------------------------------
                                  Name:  Darvin D. Pierce
                                  Title: Vice President


                              VAN KAMPEN SENIOR INCOME TRUST


                              By     /s/ Darvin D. Pierce
                                  -------------------------------------
                                  Name:  Darvin D. Pierce
                                  Title: Vice President


                              VAN KAMPEN CLO II, LIMITED
                              BY:   VAN KAMPEN MANAGEMENT, INC.,
                                    as Collateral Manager


                              By     /s/ Darvin D. Pierce
                                  -------------------------------------
                                  Name:  Darvin D. Pierce
                                  Title: Vice President


                              WACHOVIA BANK, N.A.


                              By     /s/ Bradley S. Marcus
                                  -------------------------------------
                                  Name:  Bradley S. Marcus
                                  Title: S.V.P.

                           CONSENT TO AMENDMENT NO. 14
                              TO THE LOAN DOCUMENTS

                             As of December 16, 1999

                  Reference is made to Amendment No. 14 to the Loan Documents dated as of December 16, 1999 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, and Amendment No. 13 to the Loan Documents dated as of November 5, 1999, the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation, the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.), as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as Arranger therefor, and Bank of America, N.A. (formerly NationsBank, N.A.), as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                  Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "SUBSIDIARIES GUARANTEE") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

                  This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

                  This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                                MEDGP, INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: President & Treasurer


                                MEDPARTNERS ACQUISITION CORPORATION


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: President & Treasurer


                                MEDPARTNERS AVIATION, INC.


                                By    /s/ Sara J. Finley
                                   -------------------------------------
                                   Name:  Sara J. Finley
                                   Title: Vice President & Secretary


                                MEDPARTNERS EAST, INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: President & Treasurer


                                GEORGIA MEDPARTNERS MANAGEMENT,
                                INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: President & Treasurer


                                MEDPARTNERS INTEGRATED NETWORK-
                                CHANDLER, INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer

                                MEDPARTNERS PROFESSIONAL
                                MANAGEMENT CORPORATION


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: President & Treasurer


                                ADS HEALTH MANAGEMENT, INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: President & Treasurer


                                By    /s/ Sara J. Finley
                                   -------------------------------------
                                   Name:  Sara J. Finley
                                   Title: Vice President & Secretary


                                HEALTHWAYS, INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: President & Treasurer


                                BAY AREA PRACTICE MANAGEMENT
                                GROUP, INC.


                                By    /s/ Sara J. Finley
                                   -------------------------------------
                                   Name:  Sara J. Finley
                                   Title: Vice President & Secretary

                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer


                                CHS MANAGEMENT, INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: President & Treasurer

                                CAREMARK INTERNATIONAL INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: President & Treasurer


                                CAREMARK INC.


                                By    /s/ Sara J. Finley
                                   -------------------------------------
                                   Name:  Sara J. Finley
                                   Title: Vice President & Secretary

                                By    /s/ Leisa S. Kizer
                                   -------------------------------------
                                   Name:  Leisa S. Kizer
                                   Title: Treasurer


                                CAREMARK PHYSICIAN SERVICES OF TEXAS
                                INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer


                                PRESCRIPTION HEALTH SERVICES, INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer

                                By    /s/ Sara J. Finley
                                   -------------------------------------
                                   Name:  Sara J. Finley
                                   Title: Vice President & Secretary

                                STRATEGIC HEALTHCARE MANAGEMENT,
                                INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer

                                By    /s/ Sara J. Finley
                                   -------------------------------------
                                   Name:  Sara J. Finley
                                   Title: Vice President & Secretary


                                CAREMARK INTERNATIONAL HOLDINGS INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer


                                MEDPARTNERS PHYSICIAN SERVICES INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer


                                CAREMARK RESOURCES CORPORATION


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer


                                FRIENDLY HILLS HEALTHCARE
                                NETWORK INC.


                                By    /s/ Sara J. Finley
                                   -------------------------------------
                                   Name:  Sara J. Finley
                                   Title: Vice President & Secretary

                                MEDPARTNERS NSC LTD.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer


                                MEDPARTNERS ADMINISTRATIVE
                                SERVICES, INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer


                                MEDPARTNERS MANAGED CARE, INC.


                                By    /s/ Sara J. Finley
                                   -------------------------------------
                                   Name:  Sara J. Finley
                                   Title: Vice President & Secretary


                                ACUTE CARE MEDICAL MANAGEMENT, INC.


                                By    /s/ Sara J. Finley
                                   -------------------------------------
                                   Name:  Sara J. Finley
                                   Title: Vice President & Secretary


                                BGS HEALTHCARE, INC.


                                By    /s/ Sara J. Finley
                                   -------------------------------------
                                   Name:  Sara J. Finley
                                   Title: Vice President & Secretary


                                HOME HEALTH AGENCY OF GREATER
                                MIAMI, INC.


                                By    /s/ Sara J. Finley
                                   -------------------------------------
                                   Name:  Sara J. Finley
                                   Title: Vice President & Secretary

                               MEDPARTNERS MANAGED CARE OF SOUTH BROWARD, INC.


                               By    /s/ Sara J. Finley
                                  -------------------------------------
                                  Name:  Sara J. Finley
                                  Title: Vice President & Secretary


                               MEDPARTNERS MEDICAL MANAGEMENT OF OHIO, INC.


                               By    /s/ Sara J. Finley
                                  -------------------------------------
                                  Name:  Sara J. Finley
                                  Title: Vice President & Secretary


                               LFMG, INC.


                               By    /s/ James H. Dickerson, Jr.
                                  -------------------------------------
                                  Name:  James H. Dickerson, Jr.
                                  Title: Vice President & Treasurer


                               PACIFIC MEDICAL GROUP, INC.


                               By    /s/ Sara J. Finley
                                  -------------------------------------
                                  Name:  Sara J. Finley
                                  Title: Vice President & Secretary


                               PACIFIC PHYSICIAN SERVICES, INC.


                               By    /s/ James H. Dickerson, Jr.
                                  -------------------------------------
                                  Name:  James H. Dickerson, Jr.
                                  Title: President & Treasurer


                               PPS EAST, INC.


                               By    /s/ James H. Dickerson, Jr.
                                  -------------------------------------
                                  Name:  James H. Dickerson, Jr.
                                  Title: President & Treasurer

                               PPS NORTH CAROLINA MEDICAL
                               MANAGEMENT, INC.


                               By    /s/ James H. Dickerson, Jr.
                                  -------------------------------------
                                  Name:  James H. Dickerson, Jr.
                                  Title: President & Treasurer


                               PPS RIVERSIDE DIVISION ACQUISITION
                               AND MANAGEMENT CORP. I


                               By    /s/ James H. Dickerson, Jr.
                                  -------------------------------------
                                  Name:  James H. Dickerson, Jr.
                                  Title: President & Treasurer


                               PPS VALLEY MANAGEMENT, INC.


                               By    /s/ James H. Dickerson, Jr.
                                  -------------------------------------
                                  Name:  James H. Dickerson, Jr.
                                  Title: President & Treasurer

                               By    /s/ Sara J. Finley
                                  -------------------------------------
                                  Name:  Sara J. Finley
                                  Title: Vice President & Secretary


                               PPS INDEMNITY, INC.


                               By    /s/ James H. Dickerson, Jr.
                                  -------------------------------------
                                  Name:  James H. Dickerson, Jr.
                                  Title: President & Treasurer

                               PACIFIC PHYSICIAN SERVICES
                               ARIZONA, INC.


                               By    /s/ James H. Dickerson, Jr.
                                  -------------------------------------
                                  Name:  James H. Dickerson, Jr.
                                  Title: President & Treasurer

                                PACIFIC PHYSICIAN SERVICES
                                NEVADA, INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: President & Treasurer


                                PHYSICIANS' HOSPITAL MANAGEMENT
                                CORPORATION


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer

                                RELIANT HEALTHCARE SYSTEMS, INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: President & Treasurer

                                By    /s/ Sara J. Finley
                                   -------------------------------------
                                   Name:  Sara J. Finley
                                   Title: Vice President & Secretary


                                MEDPARTNERS/TALBERT MEDICAL
                                MANAGEMENT CORPORATION


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer


                                TALBERT MEDICAL MANAGEMENT
                                CORPORATION


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer

                                TALBERT HEALTH SERVICES
                                CORPORATION


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer


                                MEDPARTNERS ADMINISTRATION, L.P.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:   James H. Dickerson, Jr.
                                   Title:  Executive Vice President & Treasurer
                                           of Caremark Rx, Inc., the General
                                           Partner


                                MEDPARTNERS PHYSICIAN
                                MANAGEMENT, L.P.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Executive Vice President of
                                          Caremark Rx, Inc., the General
                                          Partner


                                MEDOHIO, L.P.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: President & Treasurer of MedGP, Inc.,
                                          the General Partner


                                MED TENNESSEE, INC.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: President & Treasurer

                               MEDTEX, L.P.


                               By    /s/ James H. Dickerson, Jr.
                                  -------------------------------------
                                  Name:  James H. Dickerson, Jr.
                                  Title: President & Treasurer of MedGP, Inc.,
                                         the General Partner


                               MEDPARTNERS PHYSICIAN SERVICES OF
                               ILLINOIS L.L.C.


                               By    /s/ James H. Dickerson, Jr.
                                  -------------------------------------
                                  Name:  James H. Dickerson, Jr.
                                  Title: Vice President & Treasurer of
                                         North Suburban Clinic, Ltd.,
                                         a Member

                               CERRITOS INVESTMENT GROUP


                               By    /s/ James H. Dickerson, Jr.
                                  -------------------------------------
                                  Name:  James H. Dickerson, Jr.
                                  Title: Executive Vice President & Chief
                                         Financial Officer of Caremark Rx, Inc.,
                                         a Partner

                               By    /s/ Sara J. Finley
                                  -------------------------------------
                                  Name:  Sara J. Finley
                                  Title: Corporate Secretary of
                                         Caremark Rx, Inc., a Partner


                               CERRITOS INVESTMENT GROUP II


                               By    /s/ James H. Dickerson, Jr.
                                  -------------------------------------
                                  Name:  James H. Dickerson, Jr.
                                  Title: Executive Vice President & Chief
                                         Financial Officer of Caremark Rx, Inc.,
                                         a Partner

                               By    /s/ Sara J. Finley
                                  -------------------------------------
                                  Name:  Sara J. Finley
                                  Title: Corporate Secretary of
                                         Caremark Rx, Inc., a Partner

                                5000 AIRPORT PLAZA, L.P.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Executive Vice President & Chief
                                          Financial Officer of Caremark Rx, Inc.
                                          the General Partner


                                By    /s/ Sara J. Finley
                                   -------------------------------------
                                   Name:  Sara J. Finley
                                   Title: Corporate Secretary of
                                          Caremark Rx, Inc., the General Partner


                                KS-PSI OF TEXAS L.P.


                                By    /s/ James H. Dickerson, Jr.
                                   -------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Vice President & Treasurer of
                                          MedPartners Physician Services, Inc.,
                                          the General Partner